UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2021

LORAL SPACE & COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4180	87-0748324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Fifth Avenue New York, NY 10020
(Address of Principal Executive Offices, and Zip Code)

(212) 697-1105

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock	LORL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed by Loral Space & Communications Inc., a Delaware corporation (“Loral”), in connection with the consummation on November 18, 2021 and November 19, 2021 (the “Closing Date”) of the transactions contemplated by the Transaction Agreement and Plan of Merger (as amended, the “Transaction Agreement”), dated as of November 23, 2020, as amended on June 24, 2021, by and among Telesat Canada (“Telesat”), Telesat Corporation (“Telesat Corporation”), Telesat Partnership LP (“Telesat Partnership”), Telesat CanHoldco Corporation, Loral, Lion Combination Sub Corporation (“Merger Sub”), Public Sector Pension Investment Board (“PSP Investments”) and Red Isle Private Investments Inc., pursuant to which, among other things, Merger Sub merged with and into Loral (the “Merger”), with Loral surviving the merger as a wholly owned subsidiary of Telesat Partnership.

Item 1.02.	Termination of a Material Definitive Agreement.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time (as defined below), the following agreements were terminated: (i) the Amended and Restated Registration Rights Agreement dated December 23, 2008 by and among Loral Space & Communications Inc. and the Persons Listed on the Signature Pages Thereof, (ii) the Consulting Agreement dated December 14, 2012 between Loral Space & Communications Inc. and Michael B. Targoff, (iii) Consulting Agreement dated March 15, 2013 between Loral Space & Communications Inc. and Harvey B. Rein and (iv) Consulting Services Agreement, dated as of October 31, 2007, by and between Loral Space & Communications Inc.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Under the terms of the Transaction Agreement, at the effective time of the Merger (the “Effective Time”), each share of Loral common stock outstanding immediately prior to the Effective Time was converted into the right to receive (a) if the Loral stockholder validly made an election to receive units of Telesat Partnership pursuant to the Merger (a “Unit Election”), one (1) newly issued Class A unit of Telesat Partnership if such Loral stockholder is Canadian (as such term is defined in the Investment Canada Act), otherwise one (1) newly issued Class B unit of Telesat Partnership, (b) if the Loral stockholder validly made an election to receive common shares of Telesat Corporation (a “Common Shares Election”) one (1) newly issued Class A common share of Telesat Corporation if such Loral stockholder is Canadian (as such term is defined in the Investment Canada Act), or (c) if the Loral stockholder validly made a Common Shares Election and is not Canadian, or did not validly make a Unit Election or a Common Shares Election, one (1) newly issued Class B variable voting share of Telesat Corporation (the newly issued shares of Telesat Corporation common stock and units of Telesat Partnership, the “Merger Consideration”). No fractional shares of Telesat Corporation common stock or fractional units of Telesat Partnership were issued in the Merger, and Loral stockholders who would otherwise have been entitled to receive a fraction of a share of Telesat Corporation common stock or a fraction of a unit of Telesat Partnership received a number of Merger Consideration rounded up or down to the nearest whole number.

The foregoing description of the Merger and the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement, which was filed as Exhibit 2.1 to Loral’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 25, 2020, and Amendment No. 1 thereto, which was filed as Exhibit 2.1 to Loral’s Current Report on Form 8-K filed with the SEC on June 24, 2021, each of which are incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On November 18, 2021, in connection with the completion of the Merger, Loral notified its principal trading market, the Nasdaq Stock Market (the “NASDAQ”), that the Merger had occurred and requested that trading in Loral common stock be halted prior to market open on November 19, 2021, that the listing of the Loral common stock be removed and that the NASDAQ file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the Loral common stock. Additionally, Loral intends to file with the SEC certifications and notices of termination on Form 15 deregistering Loral’s common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and suspending Loral’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to Loral’s common stock.

Item 3.03	Material Modifications to Rights of Security Holders.

The information provided in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, each holder of Loral common stock immediately prior to the Effective Time ceased to have any rights as a shareholder of Loral other than the right to receive the Merger Consideration pursuant to the Transaction Agreement.

Item 5.01	Changes in Control of Registrant.

The information provided in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Merger, Telesat Partnership acquired 100% of the voting securities of Loral and as a result, a change of control has occurred. At the Effective Time, as contemplated under the Transaction Agreement, Merger Sub merged with and into Loral, with Loral surviving the merger as a wholly owned subsidiary of Telesat Partnership.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note is incorporated herein by reference.

Effective at the Effective Time, all of the directors of Loral ceased serving as directors of Loral. In addition, all of the officers of Loral, including all Section 16 executive officers, ceased serving in their capacity as officers of Loral.

Effective at the Effective Time, Andrew Browne and Christopher DiFrancesco were elected as the directors of Loral, Daniel Goldberg was appointed as the President and Chief Executive Officer of Loral and Christopher DiFrancesco was appointed as the Secretary of Loral, each to hold office in accordance with the certificate of incorporation and bylaws of Loral until their respective successors are duly elected or appointed and qualified.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Transaction Agreement, as of the Effective Time, the certificate of incorporation of Loral was amended and restated in its entirety and the bylaws of Loral as in effect immediately prior to the Effective Time remained as the bylaws of Loral. A copy of the amended and restated certificate of incorporation of Loral is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 8.01	Other Events.

The parties to the Transaction Agreement and the parties to the Voting Support Agreement, dated as of November 23, 2020, by and among Telesat, Loral, PSP Investments and certain affiliates of MHR Fund Management LLC executed on November 18, 2021 a waiver that, among other things, waived the requirement under the Transaction Agreement that Loral terminate the Services Agreement, dated as of June 23, 2008, by and among Loral, Fernando Ceylão Consultoria Ltda. and Fernando Carlos Ceylão Filho, as amended June 23, 2011, December 17, 2015 and June 14, 2018, acknowledged the naming convention adopted in respect of Telesat Corporation’s shares and modified PSP Investments’ capitalization representation. The foregoing description of the waiver is not complete and is qualified in its entirety by reference to the waiver, a copy of which is filed as Exhibit 10.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1	Transaction Agreement and Plan of Merger, dated as of November 23, 2020, by and among Loral Space & Communications Inc., Telesat Corporation, Telesat Canada, Telesat Partnership LP, Telesat CanHold Corporation, Lion Combination Sub Corporation, Public Sector Pension Investment Board and Red Isle Private Investments Inc. (incorporated by reference to Exhibit 2.1 to Loral’s Current Report on Form 8-K, filed on November 25, 2020).

2.2	Amendment No. 1 to Integration Agreement, dated as of June 24, 2021, by and among Telesat Canada, Telesat Corporation, Telesat Partnership LP, Telesat CanHoldco Corporation, Loral Space & Communications Inc., Lion Combination Sub Corporation, Public Sector Pension Investment Board, Red Isle Private Investments Inc. and certain funds managed by MHR Fund Management LLC (incorporated by reference to Exhibit 2.1 to Loral’s Current Report on Form 8-K, filed on June 24, 2021).

3.1	Amended and Restated Certificate of Incorporation of Loral Space & Communications Inc.

10.1	Letter Agreement, dated as of November 17, 2021, by and among Telesat Canada, Loral Space & Communications Inc., Public Sector Investment Pension Board, Red Isle Private Investments, Inc. and certain other persons affiliated with MHR Fund Management LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORAL SPACE & COMMUNICATIONS INC.

By:	Christopher DiFrancesco
Name:	Christopher DiFrancesco
Title:	Secretary

Date: November 19, 2021